CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-182473, 333-207130, 333-227501 on Form S-3 and Registration Statement Nos. 2-76378, 333-175185, 333-195314, 333-208999, 333-225417, 333-225992 on Form S-8 of our reports dated February 28, 2019, relating to the consolidated financial statements and financial statement schedules of Torchmark Corporation and subsidiaries (“Torchmark”), and the effectiveness of Torchmark’s internal control over financial reporting, appearing in the Annual Report on Form 10-K of Torchmark for the year ended December 31, 2018.

/s/DELOITTE & TOUCHE LLP
Dallas, Texas
February 28, 2019